AMENDMENT TO MERGER AGREEMENT


     AMENDMENT made as of June 11, 1996 (the "New Effective Date") by and among Prime Cellular, Inc., a Delaware corporation ("Prime"), Bern Communications, Inc., a Delaware corporation and wholly-owned subsidiary of Prime ("Bern Communications") and the individual or entity executing this agreement below (each, a "Releasing Stockholder").

                              W I T N E S S E T H :

     WHEREAS, Prime acquired all of the shares of capital stock of Bern Associates, Inc., a New Jersey corporation ("Bern"), on June 11, 1996 (the "Merger") pursuant to that certain merger agreement dated May 14, 1996 (the "Merger Agreement") by and among Prime, Prime Cellular Acquisition Corp. (the predecessor of Bern Communications), Bern and all of the stockholders of Bern (the "Bern Stockholders"); and

     WHEREAS, the Bern Stockholders received, as consideration under the Merger Agreement, an aggregate amount of 4,100,000 shares of the common stock, par value $.01 per share, of Prime (the "Merger Stock"), which consideration was based, in great part, upon the representations and warranties made by the Bern Stockholders to Prime and Bern Communications (such representations and warranties, whether written or oral, express or implied, shall hereinafter be referred to as the "Merger Representations"); and

     WHEREAS,   the  Bern   Stockholders   executed  an  Escrow   Agreement  and
Indemnification Agreement whereby the Merger Stock was pledged to secure the obligations of the Bern Stockholders under the Indemnification Agreement; and

     WHEREAS, subsequent to the closing of the Merger, Prime has discovered various breaches of the Merger Representations; and

     WHEREAS, the parties desire to avoid the cost and expense of any litigation that may arise regarding the assessment and calculation of damages and losses that Prime and/or Bern Communication may have suffered as a result of certain breaches of the Merger Representations, and, accordingly, have agreed to, among other things, modify the terms relating to the conversion of Bern Shares to Prime Stock.

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows:

     1. Unless otherwise indicated to the contrary, all capitalized terms contained herein shall have the same meaning as ascribed to such terms in the Merger Agreement.

     2. Subsection 1.7(a) of the Merger Agreement is hereby amended to reduce the Exchange Ratio of Bern Shares to Prime Stock from 1:10,250 to 1:2,562.50, reflecting a reduction in the aggregate number of shares of Prime Stock issued upon conversion of Bern Shares at the Effective Time from 4,100,000 to 1,025,000.

     3. As a result, the initial pro rata portion of Merger Stock to be received by each Releasing Stockholder is as set forth on Exhibit A hereto, and stock certificates evidencing such pro rata interest shall be delivered to the Releasing Stockholder within thirty (30) days after the date hereof.

     The remaining 3,075,000 Shares of Prime Stock being held in Escrow and not being distributed to the Bern Stockholders (specifically, the portion thereof allocable to each Releasing Stockholder and not distributed to such Releasing Stockholder) shall be distributed to Prime and shall remain authorized but unissued stock of Prime. Neither Prime nor Prime Acquisition

Subsidiary shall have any further obligation to the Bern Stockholders with respect to such Prime Stock.

     4. It is hereby agreed and acknowledged that the Releasing Stockholder, without admitting or denying the extent or amount of any damages and losses that Prime or Bern Communications may have incurred or suffered as a result of any breaches of the Merger Representations, has agreed to enter into this Amendment with Prime and Bern Communications subject to receipt of a complete release and discharge of any liability to Prime or Bern Communications arising from the breach of the Merger Representations by any Bern Stockholder. Accordingly, Prime and Bern Communications hereby forever release and discharge the Releasing Stockholder of and from any and all actions, claims, causes of action, suits, controversies, debts, agreements, commitments, offers, damages, obligations, liabilities, judgments, executions, demands, of any kind whatsoever, now existing or hereafter arising, whether known, or unknown, foreseen or unforeseen, which Prime and Bern Communications, their subsidiaries, affiliates, stockholders, respective successors and assigns, ever had, now have or hereafter may have in connection with, arising out of, or in any way related to any breach of the Merger Representations by the Bern Stockholders and/or Bern under Articles II, IV and VI of the Merger Agreement and Sections 1, 3, 4, 5 and 8 of the Indemnification Agreement; provided, however, that nothing contained in this paragraph 6 shall be deemed to release and discharge Ellen Kirschenbaum, Joan Hadsall, Bernard Kirschenbaum and Andrew Mitchell from any liability or indemnification obligations under the Merger Agreement and the Indemnification Agreement.

     5. Notwithstanding anything to the contrary in the Merger Agreement and Indemnification Agreement regarding survival, on and after the date hereof, the Merger Representations, including, without limitation, the representations, warranties, obligations and covenants of the Bern Stockholders and/or Bern under Articles II, IV and VI of the Merger Agreement and Sections 1, 3, 4, 5 and 8 of the Indemnification Agreement shall no longer survive or have any further force and effect, at law or equity, with respect to the Releasing Stockholder.

     6. All of the Prime Stock owned by the Releasing Stockholder shall be released from Escrow and the Escrow Agreement shall be deemed effectively terminated, and without any further force and effect, with respect to such Releasing Stockholder.

     7. Notwithstanding the foregoing, the Releasing Stockholder acknowledges that this Amendment shall have no force and effect and shall be deemed null and void in the event that less than all of the Bern Stockholders sign this Amendment; provided, however, that it is agreed and acknowledged by Prime and Bern Communications that the execution of this Amendment will not be required from Ellen Kirschenbaum, Joan Hadsall, Bernard Kirschenbaum and Andrew Mitchell.

     8. The parties hereby acknowledge their belief that the breaches of the Merger Representations were made directly or indirectly by Ellen Kirschenbaum, Joan Hadsall, Bernard Kirschenbaum and Andrew Mitchell each (except for Joan Hadsall and Bernard Kirschenbaum) a former employee of Bern Communications, and a Bern Stockholder. Because of the actions of Ellen Kirschenbaum, Joan Hadsall, Bernard Kirschenbaum and Andrew Mitchell, each Releasing Stockholder has suffered a loss as evidenced by the terms of this Amendment. Accordingly, the parties hereby acknowledge that the shares of Prime Stock belonging to such individuals shall continue to remain in escrow under the Escrow Agreement, and agrees to assist each other in bringing the legal action or exercising any rights to recovery and remedies against Ellen Kirschenbaum, Joan Hadsall, Bernard Kirschenbaum and Andrew Mitchell. Any recovery from such individuals (whether Prime Stock or cash) shall be paid to each Releasing Stockholder (pro rata).

     9. The parties hereby agree and acknowledge that Rafael Collado and Michael Islek are deemed the Bern Designees and the Shareholders' Representatives, as such terms are referred to in the

Merger Agreement (as amended hereby) and the Registration Rights Agreement, respectively.

     10. The parties hereby agree and acknowledge that the Merger Agreement has been amended to restructure they payment terms in accordance with the terms hereof, and such an amendment shall not be deemed the result of any exercise of rights and remedies by any party under the Indemnification Agreement and Escrow Agreement.

     11. This Amendment to the Merger Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     12. Except as set forth herein the Merger Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment to the Merger Agreement the day and year first above written.

                              PRIME CELLULAR, INC.


                              By: ______________________________________________


                              BERN COMMUNICATIONS, INC.



                              By: ______________________________________________

                           [signature page continued]

                                            [signature page continued]


                                  ______________________________________________
                                  Rafael Collado, a Releasing Stockholder


                                  ______________________________________________
                                  Ellen Kirschenbaum, a Releasing
                                  Stockholder


                                  ______________________________________________
                                  William Josuva, a Releasing Stockholder


                                  ______________________________________________
                                  Michael Islek, a Releasing Stockholder


                                  ______________________________________________
                                  Suhail Nanji, a Releasing Stockholder


                                  ______________________________________________
                                  Neil Levine, a Releasing Stockholder


                                  ______________________________________________
                                  Atalanta Fund #6 Limited Partnership, a
                                  Releasing Stockholder


                                  ______________________________________________
                                  Andrew Mitchell, a Releasing Stockholder


                                  ______________________________________________
                                  Joanne Witt, a Releasing Stockholder


                                  ______________________________________________
                                  Richard Neville, a Releasing Stockholder

                           [signature page continued]


                                  ______________________________________________
                                  Bernard Kirschenbaum, a Releasing
                                  Stockholder


                                  ______________________________________________
                                  Louise Northcutt, a Releasing
                                  Stockholder


                                  ______________________________________________
                                  Kathy Diaz, a Releasing Stockholder


                                  ______________________________________________
                                  Rafael Collado, Sr., a Releasing
                                  Stockholder


                                  ______________________________________________
                                  Joan Hadsall, a Releasing Stockholder

                                                                       EXHIBIT A


     Name                                                    Percentage Interest
     ----                                                    -------------------

Rafael Collado                                                     13.25%

Ellen Kirschenbaum                                                 13.5%

William Josuva                                                     15.5%

Michael Islek                                                      15.5%

Suhail Nanji                                                       15.5%

Neil Levine                                                        11%

Atalanta Fund #6 Limited Partnership                                6%

Andrew Mitchell                                                     2%

Joanne Witt                                                         1%

Richard Neville                                                     2%

Bernard Kirschenbaum                                                2.5%

Louise Northcutt                                                    1%

Kathy Diaz                                                          0.5%

Rafael Collado, Sr                                                  0.5%

Joan Hadsall                                                        0.25%